UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 20, 2023
____________________________________

DOORDASH, INC.
(Exact name of registrant as specified in its charter)
____________________________________

Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices) (Zip Code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 20, 2023, DoorDash, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023:

1.To elect three Class III directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023; and

3.To approve, on an advisory basis, the compensation of the Company’s named executive officers.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Shona L. Brown	771,436,511	41,297,441	77,760	37,246,118
Alfred Lin	795,396,148	17,389,864	25,700	37,246,118
Stanley Tang	778,535,656	34,192,171	83,885	37,246,118

Based on the votes set forth above, each of Dr. Brown and Messrs. Lin and Tang was duly elected to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
849,840,971	171,474	45,385

Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
768,186,909	44,555,565	69,238	37,246,118

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: June 23, 2023	By:	/s/ Tia Sherringham
	Name:	Tia Sherringham
	Title:	General Counsel and Secretary